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                                                                  EXHIBIT 99.511


                             INDUSTRY RESTRUCTURING


                                   [GRAPHIC]


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                         ALTERNATIVE INDUSTRY STRUCTURES


                                   [GRAPHIC]


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                        INDEPENDENT SYSTEM OPERATOR (ISO)



*   PROVIDES TRANSMISSION SERVICES ON A NON-DISCRIMINATORY BASIS

*   MAINTAINS RELIABILITY / ARRANGES FOR ANCILLARY SERVICES          [GRAPHIC]

*   PRICES TRANSMISSION / RESOLVES CONGESTION



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            ALTERNATIVE STRUCTURES FOR TRANSMISSION--VERTICAL UTILITY


                                   [GRAPHIC]


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               ALTERNATIVE STRUCTURES FOR TRANSMISSION--NGC MODEL


                                   [GRAPHIC]


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           ALTERNATIVE STRUCTURES FOR TRANSMISSION--AUSTRALIAN MODEL


                                   [GRAPHIC]


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               ALTERNATIVE STRUCTURES FOR TRANSMISSION--PJM MODEL


                                   [GRAPHIC]


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                ALTERNATIVE STRUCTURES FOR TRANSMISSION--TRANSCO


                                   [GRAPHIC]


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                 ALTERNATIVE STRUCTURES FOR TRANSMISSION--WEPEX


                                   [GRAPHIC]


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               ALTERNATIVE STRUCTURES FOR TRANSMISSION--FERC MODEL


                                   [GRAPHIC]


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                                 COMMON TYPES OF
                              TRANSMISSION SERVICE


                                     [CHART]


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                             FERC ANCILLARY SERVICES


                                   [GRAPHIC]